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                                                                     EXHIBIT 1.1


                             $5,000,000 of Shares

                        DROVERS BANCSHARES CORPORATION

                                 Common Stock

                        FINANCIAL ADVISORY SERVICES AND
                               AGENCY AGREEMENT
                               ----------------


                                                                 October 4, 1999

Hopper Soliday, a Division of Tucker Anthony Incorporated
1703 Oregon Pike
Lancaster, PA  17604-4548

Gentlemen:

     Drovers Bancshares Corporation, a Pennsylvania corporation (the "Company"), proposes to sell an aggregate of $5,000,000 of shares of the Company's Common Stock, no par value, plus an additional $750,000 of shares of the Company's Common Stock, no par value, that the Company may issue in its discretion (collectively, the "Stock"). The Company is retaining Hopper Soliday, a Division of Tucker Anthony (the "Selling Agent"), to provide financial advisory services in connection with the offering of the Stock, and is retaining the Selling Agent as its exclusive agent in the offering of the Stock and understands that the Selling Agent is acting on a "best efforts" basis in connection with the offering of the Stock. This is to confirm the agreement between the Company and the Selling Agent concerning the offering of the Stock.

     1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees with the Selling Agent that:

          (a) A registration statement on Form S-3 and any and all Amendments thereto with respect to the Stock has been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rule and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder. Copies of such registration statement and the amendments thereto have been delivered or will be delivered by the Company to the Selling Agent.
As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement,
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or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Selling Agent pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the United States Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement.

          (b) The Registration Statement conforms or will conform, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Selling Agent specifically for inclusion therein.

          (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and

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incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) The Drovers & Mechanics Bank (the "Bank"), Drovers Realty Company and Drovers Capital Trust I are the only subsidiaries of the Company. Drovers Investment Company and 96 South George Street Inc. are the only subsidiaries of the Bank.

          (e) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority, and all required licenses, permits, clearances, certifications, registrations, approvals, consents and franchises, necessary to own or lease and operate their respective properties and to conduct the business in which they are engaged.

          (f) The Bank, as of the date hereof, is subsisting as a Pennsylvania chartered commercial bank, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is qualified to do business in any jurisdiction in which failure to so qualify would have a material adverse effect on the financial condition, results of operations or business of the Bank.

          (g) The activities of the Bank and the Company are permitted by the rules, regulations, resolutions and practices of the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Company ("FDIC") and the Pennsylvania Department of Banking (the "Department").

          (h) The deposit accounts of the Bank are insured by the FDIC up to the applicable limits.

          (i) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus, and none of such shares have been issued in violation of any preemptive rights; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and except as set forth in the Prospectus are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and no options, warrants or other rights to purchase, agreements or other obligations to

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issue or other rights to convert any obligations into shares of capital stock or ownership interests in any subsidiary of the Company are outstanding.

          (j) The offers and sales of the outstanding shares of the Company's capital stock, whether described in the Registration Statement or otherwise, were made in conformity with applicable federal and state securities laws.

          (k) The shares of the Stock have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and the issuance thereof will not be subject to any preemptive rights, right of first refusal or similar rights; and the Stock will conform to the description thereof contained in the Prospectus.

          (l) This Agreement has been duly authorized, executed and delivered by the Company.

          (m) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws or similar governing instruments of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the sale and distribution of the Stock by the Company (including its officers, directors, employees or affiliates) and the Selling Agent, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

          (n) There are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act; and there are no options or warrants for the purchase of, other outstanding rights

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to purchase, agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of the Company or securities convertible into or exchangeable for capital stock of the Company, except as described in the Prospectus.

          (o) Except as described in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans, or pursuant to dividend reinvestment plans and stock purchase plans, or pursuant to outstanding options, rights or warrants.

          (p) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

          (q) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; the financial information included in the Prospectus (including pro forma as adjusted financial information) presents fairly the information shown therein and has been compiled on a basis consistent with that of the financial statements of the Company.

          (r) Stambaugh Ness, P.C., who have certified certain financial statements of the Company are independent public accountants as required by the Securities Act and the Rules and Regulations.

          (s) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially interfere with the businesses of the Company and its subsidiaries; all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the businesses of the Company and its subsidiaries; the executive

                                      -5-
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offices and facilities of the Company and each of its subsidiaries (the
"Premises"), and all operations conducted thereon, are now and, since the Company and any subsidiary began to use such Premises, always have been and, to the knowledge of the Company, prior to when the Company and each of its subsidiaries began to use such Premises, always had been, in compliance with all U.S. laws concerning or related to the protection of health and the environment, including all federal, state and local statutes, ordinances, regulations and rules (collectively, "the Governmental Laws"), except to the extent that any failure to be in such compliance would not materially adversely affect the consolidated financial position, results of operations, shareholders' equity, business or prospectus of the Company and its subsidiaries.

          (t) Except as described in the Prospectus, the Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

          (u) Except as described in the Prospectus, the Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

          (v) There are no legal or governmental claims, actions or proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, no such claims, actions or proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (w) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

          (x) The statements in the Registration Statement and the Prospectus, insofar as they are descriptions of or references to contracts, agreements or other documents, are accurate in all material respects and present or summarize fairly, in all material respects, the information required to be disclosed under the Securities Act or the Rules and Regulations, and there are no statutes, regulations, contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

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          (y)  No relationship, direct or indirect, exists between or among the
Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

          (z) No labor dispute or disturbance by the employees of the Company or any subsidiary of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and the Company has no knowledge of any existing or threatened labor disturbance by the employees of any of the principal suppliers, contractors or customers of the Company or any of its subsidiaries that would materially adversely affect the consolidated financial position, shareholders' equity, results of operations, business or prospectus of the Company and its subsidiaries.

          (aa) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plans" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (bb) The Company and each of its subsidiaries has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

          (cc) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock, except in connection with (x) the plans identified in paragraph (o) above and the

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grant of options pursuant to such plans, (y) the issuance of dividends in the ordinary course of business, and (z) the issuance of capital securities by Drovers Capital Trust I.

          (dd) All of the loans represented as assets on the most recent financial statements or selected financial information of the Bank included or incorporated by reference in the Prospectus meet or are exempt from all requirements of federal, state or local law pertaining to lending, including without limitation truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not result in a material adverse effect on the financial condition, results of operations or business of the Company or the Bank.

          (ee) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws or similar governing instruments, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

          (ff) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (gg) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries; there has been no material spill, discharge, leak, emission,

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injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

          (hh) Neither the Company nor the Bank is in violation of any directive from the FRB, the FDIC or the Department to make any material change in the method of conducting their respective businesses; the Bank has conducted and is conducting its business so as to comply with all applicable statutes, regulations and administrative and court decrees (including, without limitation, all regulations, decisions, directives and orders of the FRB, the FDIC or the Department) except in such respects as would not have a material adverse effect upon the Company and/or the Bank.

          (ii) There are no engagements or arrangements between the Company and an investment bank or third party pursuant to which such investment bank or third party has been granted any rights to underwrite securities of the Company or would be entitled to receive a fee in the event of a private placement of securities, public offering of securities or merger or acquisition involving the Company, except for any rights to underwrite contemplated by this Agreement and any arrangements for which fees are reflected in Item 14 of Part II of the Registration Statement.

     2.   Appointment of Selling Agent; Sale and Delivery of the Stock; Closing.

          (a) The Selling Agent hereby agrees to provide to the Company the following financial advisory services in connection with the offering of the Stock, all as more particularly described on Appendix A attached hereto and made a part hereof: (i) project management; (ii) marketing program development and implementation; (iii) document preparation; (iv) training for directors, management and employees; and (v) sales center operations.

          (b) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby appoints the Selling Agent its sales agent and grants the Selling Agent the exclusive right to offer and sell the Stock during the offering period for the account and risk of the Company. The Selling Agent accepts such appointment and agrees to use its best efforts as sales agent, following written or telegraphic receipt

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of notice of the effective date of the Registration Statement, to offer and sell the Stock as contemplated by this Agreement and upon the terms and conditions set forth in the Prospectus; provided, however, that the Selling Agent shall not be responsible for obtaining purchase orders for any specific number of shares of Stock, shall not be required to purchase any Stock, and shall not be obligated to take any action which is inconsistent with any applicable laws, regulations, decisions or orders. The Company intends to sell the Stock (the "Initial Offering") during an initial offering period immediately following the Effective Date to be specified in the Prospectus (the "Initial Offering
Period"). Immediately following the Initial Offering Period, the Company may in its discretion, continue the offering of the Stock (the "Additional Offering") for an additional 30 days, unless earlier terminated or extended by the Company up to an additional 30 days (the "Additional Offering Period").

          (c) In offering the Stock for sale, the Selling Agent shall offer the Stock as agent for the Company, and the offering shall be made upon the terms and subject to the conditions set forth in the Registration Statement and Prospectus. The Selling Agent shall commence offering the Stock for sale as agent for the Company as soon after the Effective Date as the Selling Agent may deem advisable. During the Additional Offering Period, the Selling Agent may offer and sell the Stock for the account of the Company through dealers selected by the Selling Agent (the "Selected Dealers") and the Selling Agent shall have the authority to appoint the Selected Dealers as agents of the Company. All sales by the Selected Dealers shall be on behalf of the Company and shall be made upon the terms and subject to the conditions set forth in the Registration Statement and the Prospectus.

          (d) Each prospective purchaser of Stock in the Initial Offering will be required, in accordance with the terms of the Prospectus, to complete, execute and deliver to the Company a stock order form in the form filed as an exhibit to the Registration Statement and Prospectus (the "Stock Order Form") and prior to or concurrently with the delivery to the Company of any Stock Order Form by any purchaser, funds sufficient to purchase the Stock subscribed for and ordered shall be deposited in a non-interest bearing escrow account to be maintained by the Company. The Company may accept or reject any Stock Order. The Selling Agent shall have the right to accept or reject any Stock Order and any such rejection shall not be deemed a breach of the Selling Agent's agreement contained herein. Each prospective purchaser of Stock in the Additional Offering will be required to order and subscribe for shares of Stock and to deliver the funds therefor in accordance with the terms and conditions set forth in the Prospectus. The Selling Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase any Stock has been solicited by the Selling Agent and accepted by the Company. The Selling Agent shall have no liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver any Stock to any purchaser whose offer it has accepted, the Company shall (i) hold the Selling Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such

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default, pay to the Selling Agent any commission to which it would be entitled in connection with such sale.

          (e) At the end of the Initial Offering Period and in accordance with the terms of the Prospectus, a closing will be held at the offices of Rhoads & Sinon LLP, Harrisburg, Pennsylvania, at a mutually agreed date and time as soon as practicable after the delivery of the last of the Stock Order Forms in the Initial Offering (the "First Closing Date") and shall be subject to each of the conditions precedent to closing provided for in this Agreement. At the end of the Additional Offering period, if any, and in accordance with the terms of the Prospectus, a closing will be held at the offices of Rhoads & Sinon LLP, Harrisburg, Pennsylvania, at a mutually agreed date and time and shall be subject to each of the conditions precedent to closing provided for in this Agreement. Each closing date provided for under this Agreement shall constitute a "Closing Date." As soon as practicable after each Closing Date, the Company shall deliver or cause to be delivered by mail to each purchaser of Stock on such Closing Date a copy of an executed Stock Order Form which indicates thereon the number of shares of Stock such purchaser has purchased and a stock certificate representing such shares of Stock, registered in such purchaser's name.

          (f) The Company, in its sole discretion, may terminate the offering of the Stock at any time. In the event the Company elects to terminate the offering of the Stock prior to delivery of shares of the Stock (in which case no Stock shall have been sold in the Offering), this Agreement shall terminate and no party to this Agreement shall have any obligation to the other hereunder, except for the obligations of the Company as set forth in Sections 2(j)(i), 4, 6 and 7 and the obligations of the Selling Agent as set forth in Sections 6 and 7.

          (g) All funds paid by any prospective purchaser whose Stock Order is rejected shall be returned to such prospective purchaser without interest. If the offering is terminated without any Stock being sold, all funds received by prospective purchasers shall be returned without interest.

          (h) If, prior to the Termination Date, the offering is oversubscribed, the Company may allocate the Stock among the purchasers in such manner as it shall see fit.

          (i) The Company will pay any stock issue and transfer taxes which may be payable with respect to the sale of the Stock.

          (j) In addition to reimbursement of the expenses specified in Section 4 hereof, the Selling Agent will receive the following: (i) a financial advisory fee of $20,000, which the Company has paid to the Selling Agent in connection with the offering of the Stock; and (ii) in connection with the proceeds of the offering of the Stock (x) 2.00% of the gross proceeds of the sales of Stock sold to existing shareholders of the Company in the Initial Offering, except for sales of Stock to the officers, directors and employees of the Company, (y) 3.00% of the gross proceeds of the sales of Stock sold to any other person in the Initial Offering, except for sales of Stock to the officers, directors and employees of the Company, and (z) 6.00% of the gross proceeds of the sales of Stock made through the Selling Agent and 6.00% of the gross proceeds of the sales of Stock made through the Selected Dealers, of which 4.50% will be paid to the Selected Dealers and 1.50% will be paid to the Selling Agent. The fees specified in clause (ii) above shall be due and payable upon the First Closing Date and the Additional Closing Date, as the case may be.

          (k) If this Agreement is terminated by the Selling Agent in accordance with the provisions of Section 8 hereof, no fees pursuant to Section 2(j)(ii) hereof shall be payable; however, the Company shall reimburse the Selling Agent for its reasonable expenses incurred in connection with its engagement hereunder in accordance with Section 4 hereof.

          (l) The Company and the Selling Agent agree that any Stock sold by the Selling Agent shall be sold by the Selling Agent in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.


     3.   Further Agreements of the Company.  The Company agrees:

          (a) To prepare the Prospectus in a form reasonably satisfactory to the Selling Agent and to file such Prospectus pursuant to Rule 424(b) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the last Closing Date except as permitted herein; to advise the Selling Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Selling Agent with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; to advise the Selling Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) To furnish promptly to each of the Selling Agent and to counsel for the Selling Agent a copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

          (c) To deliver promptly to the Selling Agent such number of the following documents as the Selling Agent shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and any computation of per share earnings), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Selling Agent and to file such document and, upon their request, to prepare and furnish without charge to the Selling Agent as many copies as the Selling Agent may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

          (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Selling Agent, be required by the Securities Act or requested by the Commission;

          (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to notify the Selling Agent and to furnish a copy thereof to the Selling Agent and its counsel;

          (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Selling Agent an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

          (g) For a period of five years following the Effective Date, to furnish to the Selling Agent copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder; provided, that so long as such reports are available through EDGAR or any successor online system of the Commission, no copies need be provided to the Selling Agent;

          (h) Promptly from time to time to take such action as the Selling Agent may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Selling Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (i) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future
of) any shares of Stock or securities convertible into or exchangeable for Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or dividend reinvestment and stock purchase plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights or any options issued pursuant to the foregoing plans subsequent to the date hereof ), or sell or grant options, rights or warrants with respect to any shares of Stock or securities convertible into or exchangeable for Stock (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Stock or other securities, in cash or otherwise, in each case without the prior written consent of the Selling Agent, which consent shall not be unreasonably withheld, provided, however, the Company may engage in any transaction described in clause (1) or (2) above in connection with the purchase by the Company of substantially all of the assets or stock of another entity, or a merger, consolidation or exchange, provided the Company provides the Selling Agent with five (5) business days prior written notice thereof; and to cause each officer and director of the Company to furnish to the Selling Agent, prior to the First Closing Date, a letter or letters, in form and substance reasonably satisfactory to counsel for the Selling Agent, pursuant to which each such person shall agree not to, directly or indirectly, (A) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Stock or securities convertible into or exchangeable for Stock or (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Stock or other securities, in cash or otherwise, in each case for a period of 90 days from the date of the Prospectus, without the prior written consent of the Selling Agent, which consent shall not be unreasonably withheld;

          (j) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus;

          (k) Prior to the Effective Date, to apply for the listing of the Stock on the NASDAQ National Market System and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the First Closing Date; and

          (l) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

     4. Expenses. The Company agrees to pay, whether or not the offering of the Stock is consummated, (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (f) any applicable listing or other fees; (g) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 3; (h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Selling Agent); and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement. Further and in addition to the foregoing, the Company shall pay any and all reasonable out-of-pocket expenses, excepting legal fees which are provided for below, incurred by the Selling Agent relating to the offering of the Stock, such reimbursement amount not to exceed $5,000, without the written approval of the Company. The Company shall also reimburse the Selling Agent for any and all legal fees and expenses incurred by it in connection with the Offering of the Stock, such reimbursement amount not to exceed $15,000, without the written approval of the Company; provided, however, that such maximum reimbursement amount shall not include the fees and expenses of counsel to the Selling Agent relating to the preparation and distribution of the Blue Sky Memorandum, which shall also be reimbursed by the Company to the Selling Agent.

     5. Conditions of Selling Agent's Obligations. The respective obligations of the Selling Agent hereunder are subject to the accuracy, when made and on each Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of their respective obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Registration Statement shall become effective under the Act; on or prior to the First Closing Date, or any Additional Closing Date, as the case may be, no Stop Order shall have been issued an no proceeding shall have been initiated or threatened with respect to a Stop Order; and any request by the Commission for additional information shall have been complied with by the Company to the reasonable satisfaction of counsel to the Selling Agent. If required, the Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act.

          (b) The Selling Agent shall not have discovered and disclosed to the Company on or prior to any Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Duane, Morris & Heckscher LLP, counsel for the Selling Agent, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Selling Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Rhoads & Sinon LLP shall have furnished to the Selling Agent its written opinion, as counsel to the Company, addressed to the Selling Agent and dated such as of each Closing Date, in form and substance reasonably satisfactory to the Selling Agent to the effect that:

               (i) The Company and each of its subsidiaries have been duly incorporated and are subsisting corporations under the laws of their respective jurisdictions of incorporation, to such counsel's knowledge, are duly licensed or qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus under the caption "Capital Stock", and all of the shares of Stock being delivered on each Closing Date and, to such counsel's knowledge, all of the other capital stock of the Company, have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus, and none of such shares have been issued in violation of any preemptive rights; to such counsel's knowledge, all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and except as set forth in the Prospectus are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; to such counsel's knowledge, all issuances and repurchases of securities by the Company were exempt from, or compiled in all material respects with, the provisions of all applicable federal and state securities and state corporate laws;

               (iii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument to which the Company is a party and which is known to such counsel except as set forth in the Prospectus;

               (iv) To such counsel's knowledge, the Company and each of its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

               (v) To such counsel's knowledge based upon inquiry of the Company and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (vi) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no Stop Order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

               (vii) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to any Closing Date (other than the financial statements and related schedules therein, as to which counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to such Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and to such counsel's knowledge, the Company has filed all forms, reports and documents required to be filed with the Commission under the Exchange Act;

               (viii) To such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

               (ix) The Company has full power and authority to enter into this Agreement; and this Agreement has been duly authorized, executed and delivered by the Company;

               (x) To such counsel's knowledge, the issue and sale of the shares of Stock being delivered on such Closing Date by the Company and the compliance by the Company with all of the provisions of this Agreement and consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets;

     and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the sale and distribution of the Stock by the Selling Agent and the Company (including, its officers, directors employees and affiliates), no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby; and

               (ix) To such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the Commonwealth of Pennsylvania. Such counsel shall also have furnished to the Selling Agent a written statement, addressed to the Selling Agent and dated such Closing Date, in form and substance satisfactory to the Selling Agent, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis since September, 1998 (although the Company is also represented with respect to certain other matters, by other outside counsel), has acted as counsel to the Company in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that
(I) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company prior to such Closing Date, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with Commission, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the statements made in the Prospectus under the captions "Description of Our Capital Stock" insofar as such statements relate to the Stock and concern legal matters.

          (e)  [Intentionally Omitted]

          (f)  [Intentionally Omitted]

          (g) The Company shall have furnished to the Selling Agent a certificate, dated such Closing Date, of its Chief Executive Officer and its Chief Financial Officer stating that:

               (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of such Closing Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 5(a) and 5(h) have been fulfilled;

               (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus; and

               (iii) The financial information contained in the Registration Statement and the Prospectus is accurate and complete in all respects.

          (h) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or
(ii), is, in the judgment of the Selling Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectus.

          (i) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Selling Agent, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectus.

          (j) The National Market System shall have approved the Stock for listing, subject only to official notice of issuance.

          (k) The NASD, upon review of the terms of the public offering of the Stock, shall not have objected to the Selling Agent's participation in such offering.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Selling Agent.

     6.   Indemnification and Contribution.

          (a) The Company shall indemnify and hold harmless the Selling Agent, its officers, directors, employees and affiliates and each person, if any, who controls the Selling Agent within the meaning of the Securities Act (hereinafter collectively the "Selling Agent Indemnified Parties"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which the Selling Agent or the Selling Agent Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement, and shall reimburse each Selling Agent and each Selling Agent Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by the Selling Agent and each Selling Agent Indemnified Party in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, the gross negligence or intentional misconduct of the Selling Agent, or upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning the Selling Agent furnished to the Company through the Selling Agent specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Selling Agent or to any Selling Agent Indemnified Party. The Company hereby consents to personal jurisdiction and to service and venue in any court in which any claim subject to this indemnification is brought against the Selling Agent or any Selling Agent Indemnified Party.

          (b)  In addition to, and without limiting the provisions of Section
(6)(a) hereof, in the event that the Selling Agent or any Selling Agent Indemnified Party is requested or required to provide documentary evidence or to appear as a witness or otherwise give testimony in any action, proceeding, investigation or inquiry brought by or on behalf of or against the Company or any of its affiliates or any participant in the transactions contemplated hereby in which the Selling Agent or any Selling Agent Indemnified Party is not named as a defendant or subject to an investigation or inquiry, the Company agrees to reimburse the Selling Agent for all reasonable and necessary out-of-pocket expenses incurred by it in connection with providing any documentary evidence or preparing or appearing as a witness or otherwise giving testimony and to compensate the Selling Agent in the amount of $2,000 per day for any sworn testimony.

          (c) In any case in which it is finally judicially determined that indemnification or reimbursement, as set forth above, may not be enforced or is otherwise unavailable, then the Company agrees to contribute to the aggregate claims, liabilities, losses, damages or expenses to which the Selling Agent and each Selling Agent Indemnified Party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Selling Agent on the other, from the offering provided for in this Agreement. Such relative benefits shall be determined by reference to the total value of the proposed offering in relation to the fee received or that would be received if the offering was consummated by the Selling Agent, provided, however, that the Company shall contribute any additional amount necessary to assure that the contribution by the Selling Agent and the Selling Agent Indemnified Parties does not exceed the amount of the fee actually received by the Selling Agent under this Agreement.

          (d) The Selling Agent shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Selling Agent furnished to the Company through the Selling Agent by or on behalf of the Selling Agent specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Selling Agent may otherwise have to the Company or any such director, officer, employee or controlling person.

          (e) Each indemnified party shall give written notice as promptly as reasonably practicable to each indemnifying party of any pending or threatened claim, or any action or proceeding arising therefrom or commenced against it in respect of which indemnity is being sought under this Section 6, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have on account of this indemnity agreement or otherwise. If it so elects, the indemnifying party may assume the defense of any such action or proceeding with counsel chosen by it, unless the indemnified party reasonably objects to such assumption on the grounds that there are legal defenses available to the indemnified party which are different from or in addition to those available to the indemnifying party, in which case the indemnifying party shall pay the reasonable fees and expenses of separate counsel for the indemnified party, provided, however, that in no event shall the indemnifying party be liable for the fees and expenses of more than one counsel for the indemnified parties. The indemnifying party may participate at its own expense in the defense of any such action. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     7. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Selling Agent or any controlling person, or by or on behalf of the Company, and shall survive delivery of the Stock.

     8.   Termination.

          (a) The obligations of the Selling Agent hereunder may be terminated by the Selling Agent by notice given to and received by the Company at any time at or prior to any Closing Date if any conditions specified in Section 5 hereof shall not have been fulfilled when and as required to be fulfilled. If the Registration Statement has not been declared effective, the Company may terminate the Selling Agent's services at any time after October 30, 1999.

          (b) If this Agreement is terminated pursuant to this Section prior to the First Closing Date, such termination shall be without liability of any party to any other party except that the provisions of Sections 2(j)(i), 4, 6 and 7 shall survive any termination of this Agreement.

          (c) If not earlier terminated, this Agreement shall terminate as of the last Closing Date provided that the provisions of Sections 2(j), 4, 6 and 7 shall survive termination.


     9.   Notices.

     All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Selling Agent shall be directed to the Selling Agent at Hopper Soliday, a Division of Tucker Anthony Incorporated, 1703 Oregon Pike, Lancaster, PA 17604-4548, attention of Eric G. Hoerner,

Senior Vice President, with a copy to Scott C. Penwell, Esq., Duane, Morris & Heckscher LLP, 305 North Front Street, P.O. Box 1003, Harrisburg, PA 17108-1003; notices to the Company shall be directed to the Company at Drovers Bancshares Company, 30 South George Street, York, Pennsylvania, 17401, attention of Debra
A. Goodling, Executive Vice President, with a copy to Charles J. Ferry, Esq., Rhoads & Sinon LLP, One South Market Square, 12th Floor, Harrisburg, Pennsylvania 17108-1146.

     10.   Parties.

     This Agreement shall inure to the benefit of and be binding upon the Selling Agent and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or Company, other than the Selling Agent and the Company and their respective successors and their controlling persons and officers and directors and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Selling Agent and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other persons, firm or Company.

     11.   Entire Agreement, Amendment.

     This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made, including the letter agreement dated July 30, 1999. No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by the parties hereto.

     12.   Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed in said Commonwealth without regard to the conflicts of laws provisions thereof.

     13.   Severability.

     Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     14.  Headings.

     Sections headings are not to be considered part of this Agreement, are for convenience and reference only, and are not to be deemed to be full or accurate descriptions of the contents of any paragraph or subparagraph.

     15.  Counterparts.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Selling Agent and the Company in accordance with its terms.

                              Very truly yours,

                              DROVERS BANCSHARES CORPORATION


                              By:  /s/  John D. Blecher
                                   -----------------------
                                   John D. Blecher
                                   Senior Vice President


CONFIRMED AND ACCEPTED
as of the date first above written:

HOPPER SOLIDAY, a Division of Tucker Anthony Incorporated


By:  Eric G. Hoerner
   -------------------------------
     Eric G. Hoerner
     Senior Vice President

                                  APPENDIX A

                          FINANCIAL ADVISORY SERVICES


PROJECT MANAGEMENT
------------------

 .    Work with management and attorneys in developing and administering a time and responsibility schedule for the offering of the Stock.

 .    Function as project manager for the offering of the Stock, working closely with the Company's management and counsel.


MARKETING PROGRAM DEVELOPMENT AND IMPLEMENTATION
------------------------------------------------

 .    Develop with the Company's management a coordinated marketing program for the offering of the Stock. The program will include items such as purchase limitations, community presentations, timing and duration of the offering.

 .    Work with the Company's management and directors in identifying target investors for the offering.

 .    Assist in developing a sales strategy for the offering.

 .    Review the prospectus and all other offering-related documents from a marketing perspective.

 .    Determine all letters and document requirements and work the Company's management, financial printer and local suppliers in developing a quality and consistent presentation format at reasonable cost. Such documents include, but are not limited to: advertisements, news releases, mailing inserts, internal communications, various selling and response letters, brochures, lobby displays, order forms, and mailing packages.

 .    Work with the Company's management and graphics material suppliers in outlining and developing the format for community presentations. Draft slides and script for community meetings and assist the Company's management in rehearsing the presentation.

 .    Assemble and manage, on a best-efforts basis, a syndicate of selected broker/dealers to assist in the sale of stock if warranted by market demand.

DOCUMENT PREPARATION
--------------------

 .    Prepare drafts for all offering-related marketing documents for review by the Company's management. Usher the finalized documents through the printing process in conjunction with the financial printer.

 .    Prepare sales center documents, including phone logs, prospect cards, and an operations manual to be used as a reference.


TRAINING FOR DIRECTORS, MANAGEMENT AND EMPLOYEES
------------------------------------------------

 .    Directors - Meet with the Company's board in order to review their role in
     ---------
     the marketing effort and overall conduct of the offering process.

 .    Management - Work closely with designated manager(s) to assure a complete
     ----------
     understanding of the process and his/her role. Meet with senior officers and branch managers to explain their roles and answer questions.

 .    Employees - Conduct overall training session(s) for all employees covering
     ---------
     the employees' role in selling effort, what they may not say and defining unfamiliar terms, etc. Specific sales center training sessions will be held for the Company's employees for the purpose of familiarizing staff with the operations of the sales center.


SALES CENTER OPERATIONS
-----------------------

 .    Provide procedures manual to be used in the operation of the sales center.
     Such procedures include order solicitation and processing, handling of correspondence and answering inquiries, follow-up with prospective purchasers, telephone solicitation, branch activity coordination and assistance and internal controls.

 .    Determine with the Company's management the most expeditious way to perform sales center tasks (i.e. manual vs. computer) based on availability and qualifications of personnel. Develop equipment and supply lists for setting up the sales center, based upon techniques to be employed.

 .    Document procedures to be followed and train appropriate personnel to assure an efficient sales solicitation and processing effort.